EXHIBIT 32.1

Financial Statement Certification by the Chief Executive Officer

I, David M. McCarthy, Chief Executive Officer of Zanett, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-QSB of Zanett, Inc., for the quarterly period ended June 30, 2003 (the "Zanett, Inc. Form 10-QSB"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Zanett, Inc. Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Zanett, Inc.




/s/ David M. McCarthy                            August 14, 2003
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David M. McCarthy - Chief Executive Officer            Date